SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        FIRST CITIZENS BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                        FIRST CITIZENS BANCSHARES, INC.

                             Post Office Box 27131
                      Raleigh, North Carolina 27611-7131

                  ------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  ------------------------------------------
                           To Be Held April 26, 1999


     NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens BancShares, Inc. ("BancShares") will be held as follows:

                     Place: First Citizens Bank Data Center
                            100 East Tryon Road
                            Raleigh, North Carolina

                     Date:  Monday, April 26, 1999

                     Time:  1:00 p.m.

     The purposes of the meeting are:

   1. To elect a 25-member Board of Directors, each member to hold office for a term of one year or until his or her respective successor is duly elected and qualified.

   2. To ratify the appointment of KPMG LLP as BancShares' independent public accountants for 1999.

   3. To transact any other business that may properly come before the Annual Meeting.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE PROVIDED FOR THAT PURPOSE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                                    By Order of the Board of Directors


                                    /s/ Alexander G. MacFadyen, Jr.
                                    Alexander G. MacFadyen, Jr., Secretary

     March 22, 1999

                        FIRST CITIZENS BANCSHARES, INC.

                             Post Office Box 27131
                      Raleigh, North Carolina 27611-7131
                            ----------------------
                                PROXY STATEMENT
                            ----------------------
                        Annual Meeting of Shareholders
                           To Be Held April 26, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens BancShares, Inc. ("BancShares") for use at the Annual Meeting of Shareholders of BancShares to be held at the First Citizens Bank Data Center, 100 East Tryon Road, Raleigh, North Carolina, at 1 o'clock p.m. on April 26, 1999, or any adjournments thereof. In addition to solicitation by mail, proxies may be solicited personally or by telephone by directors, officers or employees of BancShares and its subsidiary, First-Citizens Bank & Trust Company (the "Bank"). Expenses of such proxy solicitation will be paid by BancShares. Persons named in the proxy to represent shareholders at the meeting are: George H. Broadrick, Lewis
R. Holding, Frank B. Holding, James B. Hyler, Jr., Frank B. Holding, Jr., Carmen P. Holding, Lewis T. Nunnelee II, and David L. Ward, Jr. This Proxy Statement is first being mailed to shareholders on or about March 22, 1999.

     A proxy form that is properly executed and returned, and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given, the proxy will be voted FOR the slate of 25 nominees named herein for election to the Board of Directors and FOR ratification of the appointment of KPMG LLP as BancShares' independent public accountants for 1999. On such other matters as may properly come before the Annual Meeting, the proxy will be voted in accordance with the best judgment of the persons named in the proxy to represent the shareholders. If any nominee is unable or unwilling to serve as a director for any reason, the proxy may be voted for a person designated by the Board of Directors to replace such nominee. A shareholder who executes a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of BancShares either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and requesting the right to vote in person.


          RECORD DATE; VOTING SECURITIES; VOTE REQUIRED FOR APPROVAL

     March 8, 1999, is the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting, shareholders will be entitled to cast the number of votes to which they are entitled based on the shares of BancShares' voting securities standing of record in their respective names at the close of business on that date.

     As of March 8, 1999, BancShares' voting securities consisted of 8,900,114 shares of Class A Common Stock, $1 par value per share, each share being entitled to one vote on each matter submitted for voting and on each director to be elected, and 1,720,460 shares of Class B Common Stock, $1 par value per share, each share being entitled to 16 votes on each matter submitted for voting and on each director to be elected.

     In the election of directors, the 25 nominees receiving a plurality of the votes represented at the Annual Meeting in person or by proxy and entitled to vote on Proposal 1 shall be elected. In the voting on Proposal 2, the affirmative vote of a majority of the votes represented at the Annual Meeting in person or by proxy and entitled to vote is required for approval. In the voting on Proposal 2, abstentions will have the same effect as votes against the proposal, but broker non-votes will have no effect.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of March 8, 1999, the shareholders identified in the following table beneficially owned more than 5% of one or both classes of BancShares' voting securities:

                                          Beneficial Ownership*
                                  -------------------------------------   Combined
                                                                          Class A and
                                  Class A Common       Class B Common     Class B Common
Name and Address                  and Percentage       and Percentage     Percentage of
of Beneficial Owner               of Class             of Class           Total Votes**
-------------------------------   ------------------   ----------------   ---------------
  Carson H. Brice                     51,408(1)          100,885(1)             4.57%
  Raleigh, NC                         (  .58%)            ( 5.86%)
  Claire H. Bristow                   51,345(2)          100,812(2)             4.57%
  Columbia, SC                        (  .58%)            ( 5.86%)
  George H. Broadrick                441,852(3)          530,672(3)            24.52%
  Charlotte, NC                       ( 4.96%)            (30.84%)
  Hope H. Connell                     58,614(4)          111,097(4)             5.04%
  Raleigh, NC                         (  .66%)            ( 6.46%)
  Frank B. Holding                 2,515,136(5)          638,828(5)            34.96%
  Smithfield, NC                      (28.26%)            (37.13%)
  Frank B. Holding, Jr.               57,620(6)          118,050(6)             5.34%
  Raleigh, NC                         (  .65%)            ( 6.86%)
  Lewis R. Holding                 1,512,949(7)          161,443(7)            11.24%
  Lyford Cay, Bahamas                 (17.00%)            ( 9.38%)
  Olivia B. Holding                   48,981(8)          104,015(8)             4.70%
  Raleigh, NC                         (  .55%)            ( 6.05%)

---------
* Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned, to the best of BancShares' management's knowledge, are owned individually by the persons named and such persons exercise sole voting and investment power with respect to those shares.

** This column reflects the aggregate votes attributable to the combined shares of Class A and Class B beneficially owned by each principal shareholder listed above, as a percentage of the aggregate votes that may be cast by the holders of all shares of BancShares' outstanding voting securities.

(1) Includes 5,200 shares of Class A and 1,250 shares of Class B held in trust for Mrs. Brice's benefit, as to which she exercises shared voting and investment power. All shares included in Mrs. Brice's beneficial ownership also are shown as beneficially owned by her father, Frank B. Holding.

(2) Includes 550 shares of Class A and 16,000 shares of Class B held by Mrs. Bristow's spouse as custodian for their children, as to which shares she disclaims beneficial ownership. Also includes 5,200 shares of Class A and 1,250 shares of Class B held in trust for her benefit, as to which shares she exercises shared voting and investment power. All shares included in Mrs. Bristow's beneficial ownership also are shown as beneficially owned by her father, Frank B. Holding.

(3) Includes an aggregate of 256,375 shares of Class A and 497,472 shares of Class B held by various trusts of which Mr. Broadrick serves as trustee with sole voting and investment power. Also includes an aggregate of 122,800 shares of Class A and 30,700 shares of Class B held in trust for the benefit of Carmen P. Holding by Mr. Broadrick and Carolyn S. Holding as co-trustees with shared voting and investment power, which shares also are shown as beneficially owned by Lewis R. Holding, and also by Carmen P. Holding (see "OWNERSHIP OF SECURITIES BY MANAGEMENT"). Also includes 10,000 shares of Class A and 2,500 shares of Class B owned by Mr. Broadrick's spouse, as to which shares he disclaims beneficial ownership.

(4)Includes an aggregate of 2,000 shares of Class A and 11,250 shares of Class B held by Mrs. Connell's spouse, individually or as custodian for their children, as to which shares she disclaims beneficial ownership. Also includes 5,100 shares of Class A and 1,225 shares of Class B held in trust for her benefit, as to which shares she exercises shared voting power.
    Also includes an aggregate of 18,845 shares of Class A and 1,900 shares of Class B held by certain corporations which, for beneficial ownership purposes, may be deemed to be controlled by Mrs. Connell, as to which shares she may be deemed to exercise shared voting and investment power.
    Of the shares shown as beneficially owned by Mrs. Connell, an aggregate of 39,769 shares of Class A and 109,197 shares of Class B also are shown as beneficially owned by her father, Frank B. Holding, and an aggregate of 18,845 shares of Class A and 1,900 shares of Class B also are shown as beneficially owned by her uncle, Lewis R. Holding.

(5) Includes an aggregate of 534,778 shares of Class A and 105,869 shares of Class B held by certain corporations and other entities which, for beneficial ownership purposes, Mr. Holding may be deemed to control, as to which shares he may be deemed to exercise shared voting and investment power. Also includes an aggregate of 352,524 shares of Class A and 532,959 shares of Class B held by or in trust for Mr. Holding's spouse, adult children and their spouses, as to which shares he disclaims beneficial ownership. Included in Mr. Holding's beneficial ownership are an aggregate of 499,530 shares of Class A and 104,644 shares of Class B also shown as beneficially owned by his brother, Lewis R. Holding; and an aggregate of 249,123 shares of Class A and 532,959 shares of Class B also shown as beneficially owned by Mr. Holding's adult children, each of whom is listed individually in the table above.

(6) Includes 8,725 shares of Class A and 19,120 shares of Class B held by Mr. Holding as custodian for his minor children, as to which shares he exercises sole voting and investment power. Also includes 5,100 shares of Class A and 1,225 shares of Class B held in trust for his benefit, as to which shares he exercises shared voting and investment power. Also includes 3,700 shares of Class A and 650 shares of Class B held by his spouse, as to which shares Mr. Holding disclaims beneficial ownership. All shares included in Mr. Holding's beneficial ownership also are shown as beneficially owned by his father, Frank B. Holding.

(7) Includes an aggregate of 518,375 shares of Class A and 106,544 shares of Class B held by certain corporations and other entities which, for beneficial ownership purposes, Mr. Holding may be deemed to control, as to which shares he may be deemed to exercise shared voting and investment power. Also includes 48,963 shares of Class A and 12,025 shares of Class B held by his spouse individually, an aggregate of 122,800 shares of Class A and 30,700 shares of Class B held by his spouse and George H. Broadrick as co-trustees of certain trusts for the benefit of his daughter, Carmen P. Holding, and 25,129 shares of Class A and 581 shares of Class B held directly by Ms. Holding, as to all of which shares he disclaims beneficial ownership. Included in Mr. Holding's beneficial ownership are an aggregate of 499,530 shares of Class A and 104,644 shares of Class B also shown as beneficially owned by his brother, Frank B. Holding; an aggregate of 18,845 shares of Class A and 1,900 shares of Class B also shown as beneficially owned by his niece, Hope H. Connell; an aggregate of 122,800 shares of Class A and 30,700 shares of Class B also shown as beneficially owned by George H. Broadrick; and an aggregate of 147,929 shares of Class A and 31,281 shares of Class B also shown as beneficially owned by his daughter, Carmen P. Holding (see "OWNERSHIP OF SECURITIES BY MANAGEMENT").

(8) Includes 5,100 shares of Class A and 1,225 shares of Class B held in trust for her benefit, as to which shares Ms. Holding exercises shared voting and investment power. All shares included in Ms. Holding's beneficial ownership also are shown as beneficially owned by her father, Frank B. Holding.

                     OWNERSHIP OF SECURITIES BY MANAGEMENT

     As of March 8, 1999, the beneficial ownership of BancShares' voting securities by directors, certain named executive officers, and by all directors and executive officers as a group, of BancShares and the Bank was as follows:



                                             Beneficial Ownership*
                                   -----------------------------------------   Combined
                                                                               Class A and
                                   Class A Common         Class B Common       Class B Common
Name and Address                   and Percentage         and Percentage       Percentage of
of Beneficial Owner                of Class               of Class             Total Votes**
--------------------------------   --------------------   ------------------   ---------------
  John M. Alexander, Jr.                     1,434(1)               225(1)            .01%
  Raleigh, NC                               (  .02%)             (  .01%)
  Ted L. Bissett                             7,265(2)             1,375(2)            .08%
  Spring Hope, NC                           (  .08%)             (  .08%)
  B. Irvin Boyle                               700                  175               .01%
  Charlotte, NC                             (  .01%)             (  .01%)
  George H. Broadrick                      441,852(3)           530,672(3)          24.52%
  Charlotte, NC                             ( 4.96%)             (30.84%)
  Hubert M. Craig III                       12,099(4)             3,550(4)            .19%
  Gastonia, NC                              (  .14%)             (  .21%)
  Betty M. Farnsworth                        1,561(5)               250               .02%
  Pilot Mountain, NC                        (  .02%)             (  .01%)
  Lewis M. Fetterman                        12,955(6)             2,750(6)            .16%
  Clinton, NC                               (  .15%)             (  .16%)
  Carmen P. Holding                        147,929(7)            31,281(7)           1.78%
  Atlanta, GA                               ( 1.66%)             ( 1.82%)
  Frank B. Holding                       2,515,136(8)           638,828(8)          34.96%
  Smithfield, NC                            (28.26%)             (37.13%)
  Frank B. Holding, Jr.                     57,620(9)           118,050(9)           5.34%
  Raleigh, NC                               (  .65%)             ( 6.86%)
  Lewis R. Holding                       1,512,949(10)          161,443(10)         11.24%
  Lyford Cay, Bahamas                       (17.00%)             ( 9.38%)
  Charles B. C. Holt                         2,570(11)              -0-               .01%
  Fayetteville, NC                          (  .03%)
  Edwin A. Hubbard                          11,948(12)              -0-               .03%
  Sanford, NC                               (  .13%)
  James B. Hyler, Jr.                        5,366                  100               .02%
  Raleigh, NC                               (  .06%)             (  .01%)
  Gale D. Johnson                              481                   50               .01%
  Dunn, NC                                  (  .01%)             (  .01%)
  Freeman R. Jones                           4,000                  250               .02%
  Midland, NC                               (  .04%)             (  .01%)
  Lucius S. Jones                            1,000                  -0-               .01%
  Wendell, NC                               (  .01%)
  Joseph T. Maloney, Jr.                    22,452                5,400               .30%
  Fayetteville, NC                          (  .25%)             (  .31%)
  J. Claude Mayo, Jr.                        1,100(13)              -0-               .01%
  Rocky Mount, NC                           (  .01%)
  William McKay                              1,072(14)              -0-               .01%
  Flat Rock, NC                             (  .01%)
  Brent D. Nash                             11,009(15)              -0-               .03%
  Tarboro, NC                               (  .12%)
  Lewis T. Nunnelee II                         600                  450               .04%
  Wilmington, NC                            (  .01%)             (  .03%)
  James M. Parker                              842(16)              -0-               .01%
  Raleigh, NC                               (  .01%)
  Talbert O. Shaw                              119                  -0-               .01%
  Raleigh, NC                               (  .01%)
  R. C. Soles, Jr.                          15,138                  -0-               .04%
  Tabor City, NC                            (  .17%)

                                             Beneficial Ownership*
                                  -------------------------------------------   Combined
                                                                                Class A and
                                  Class A Common         Class B Common         Class B Common
Name and Address                  and Percentage         and Percentage         Percentage of
of Beneficial Owner               of Class               of Class               Total Votes**
-------------------------------   --------------------   --------------------   ------------------
  David L. Ward, Jr.                       24,100(17)              8,388(17)             .43%
  New Bern, NC                             (  .27%)               (  .49%)
  All directors and                     3,992,931(18)          1,218,712(18)           64.49%(18)
  executive officers as                    (44.86%)               (70.84%)
  a group (36 persons)

---------
* Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned, to the best of BancShares' management's knowledge, are owned individually by the persons named and such persons exercise sole voting and investment power with respect to those shares.

** This column reflects the aggregate votes attributable to the combined shares of Class A and Class B beneficially owned by each director and executive officer, and by the group, as a percentage of the aggregate votes that may be cast by the holders of all shares of BancShares' outstanding voting securities.

(1) Includes 900 shares of Class A and 225 shares of Class B held by a corporation which, for beneficial ownership purposes, Mr. Alexander may be deemed to control, as to which shares he may be deemed to exercise shared voting and investment power.

(2) Includes 1,684 shares of Class A and 300 shares of Class B held by Mr. Bissett's children, as to which shares he exercises shared voting and investment power.

(3) For an explanation of the nature of the beneficial ownership of George H. Broadrick, see footnote (3) of "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(4) Includes 699 shares of Class A and 400 shares of Class B held by Mr. Craig as executor of his father's estate. Also includes 11,300 shares of Class A and 3,150 shares of Class B held by a corporation which, for beneficial ownership purposes, Mr. Craig may be deemed to control, as to which shares he may be deemed to exercise shared voting and investment power.

(5) Includes 100 shares of Class A held by an adult son, as to which shares Mrs. Farnsworth disclaims beneficial ownership.

(6) Includes 2,809 shares of Class A and 550 shares of Class B held in trust for Mr. Fetterman's spouse, as to which shares he disclaims beneficial ownership.

(7) Includes an aggregate of 122,800 shares of Class A and 30,700 shares of Class B held in trust for Ms. Holding's benefit, as to which shares she exercises shared voting and investment power, which shares also are shown as beneficially owned by George H. Broadrick and Lewis R. Holding.

(8) For an explanation of the nature of the beneficial ownership of Frank B. Holding, see footnote (5) of "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(9) For an explanation of the nature of the beneficial ownership of Frank B. Holding, Jr., see footnote (6) of "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(10) For an explanation of the nature of the beneficial ownership of Lewis R. Holding, see footnote (7) of "PRINCIPAL HOLDERS OF VOTING SECURITIES."

(11) Includes 139 shares of Class A held by Mr. Holt as trustee of a retirement plan, as to which shares he may be deemed to exercise shared voting and investment power. Also includes 465 shares of Class A held by his spouse, as to which shares he disclaims beneficial ownership.

(12) Includes 5,012 shares of Class A held by Mr. Hubbard's spouse, as to which shares he disclaims beneficial ownership.

(13) Includes 100 shares of Class A held by Mr. Mayo's spouse, as to which shares he disclaims beneficial ownership.

(14) Includes 187 shares of Class A held jointly by Mr. McKay with his spouse, as to which shares he exercises shared voting and investment power.

(15) Includes 5,577 shares of Class A held by Mr. Nash's spouse, as to which shares he disclaims beneficial ownership.

(16) Includes 259 shares of Class A held jointly by Mr. Parker with his spouse, as to which shares he exercises shared voting and investment power.

(17) Includes 3,500 shares of Class A and 875 shares of Class B held by Mr. Ward's spouse, as to which shares he disclaims beneficial ownership.

(18) Certain numbers of shares included in the beneficial ownership of George H. Broadrick, Carmen P. Holding, Frank B. Holding, Frank B. Holding, Jr., and Lewis R. Holding are reflected separately in the beneficial ownership of each of such individuals, but are included only once in the beneficial ownership shown for the group.

            Section 16(a) Beneficial Ownership Reporting Compliance

     BancShares' directors and executive officers are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of BancShares' Class A and Class B common stock. Based on its review of copies of those reports, BancShares' proxy materials are required to disclose failures to report shares beneficially owned or changes in such beneficial ownership, or to timely file required reports, during the previous fiscal year. To the best knowledge of BancShares' management, there were no such failures to file required reports during 1998.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     BancShares' Bylaws provide for not less than five nor more than 30 directors. Within those limits, the Board of Directors has the authority to establish the number of directors to be elected each year and has set the number of directors at 25 for election at the Annual Meeting. The 25 nominees receiving the highest numbers of votes will be deemed to have been elected.

     The persons named below have been nominated by the Board of Directors for election as directors of BancShares. Each nominee currently serves as a director of BancShares and has been nominated to be reelected for a term of one year or until resignation, retirement, death, or until his or her respective successor has been duly elected and qualified:

                               Positions with           Year
                               BancShares               First        Principal Occupation and Business
Name and Age                   and Bank                 Elected(1)   Experience for Past Five Years
------------------------------ ------------------------ ------------ --------------------------------------------------
John M. Alexander, Jr. (2)     Director                    1990      President, General Manager and Chief
  49                                                                 Operating Officer, Cardinal International Trucks,
                                                                     Inc. (truck dealer)
Ted L. Bissett                 Director                    1970      President, F.D. Bissett & Son, Inc. (farm
  62                                                                 supplies, hardware and building materials)
B. Irvin Boyle                 Director                    1980      Attorney; of counsel to Johnston, Allison & Hord,
  87                                                                 P.A. (attorneys)
George H. Broadrick (2)        Director; Chairman          1975      Retired President and consultant, First-Citizens
  76                           of Executive Committee;               Bank & Trust Company and First Citizens
                               Consultant                            BancShares, Inc.
Hubert M. Craig III            Director                    1998      Vice President-North American Sales and
  42                                                                 Director, Gaston County Dyeing Machine
                                                                     Company (textile machinery manufacturer)
Betty M. Farnsworth            Director                    1985      Homemaker
  72
Lewis M. Fetterman             Director                    1980      Chairman and CEO, Super Soil Systems USA,
  77                                                                 Inc.; President and Owner, LMF Farms and
                                                                     LMF Consulting & Marketing Co.; Assistant to
                                                                     President, Heartland Pork Enterprises, Inc.;
                                                                     Director, Lundy Packing Co. (agribusiness)
Carmen P. Holding (2)(3)       Director                    1996      Assistant, Susan B. Bozeman Designs, Inc.
  30                                                                 (residential interior design); former office
                                                                     manager, Interweb, Inc. (website developer);
                                                                     previously, showroom salesperson, Scalamandre,
                                                                     Inc. (decorative fabrics manufacturing
                                                                     wholesaler)
Frank B. Holding (2)(3)        Executive Vice              1962      Executive Vice Chairman of the Board, First-
  70                           Chairman of                           Citizens Bank & Trust Company and First
                               the Board                             Citizens BancShares, Inc.; Vice Chairman of the
                                                                     Board, First-Citizens Bank and Trust Company
                                                                     of South Carolina and First Citizens
                                                                     Bancorporation of South Carolina, Inc.
Frank B. Holding, Jr. (2)(3)   President and               1993      President, First Citizens BancShares, Inc. and
  37                           Director                              First-Citizens Bank & Trust Company; Director,
                                                                     Exchange Bank of South Carolina, Kingstree,
                                                                     South Carolina
Lewis R. Holding (3)           Chairman of                 1957      Chairman of the Board and Chief Executive
  71                           the Board                             Officer, First Citizens BancShares, Inc. and
                                                                     First-Citizens Bank & Trust Company

                         Positions with       Year
                         BancShares           First        Principal Occupation and Business
Name and Age             and Bank             Elected(1)   Experience for Past Five Years
------------------------ -------------------- ------------ -------------------------------------------------
Charles B. C. Holt       Director                1995      Secretary/Treasurer (former President), Holt Oil
  66                                                       Company, Inc. (wholesale petroleum marketer);
                                                           former Chairman of the Board, State Bank,
                                                           Fayetteville, NC
Edwin A. Hubbard         Director                1996      Retired; former Owner and Chairman of the
  80                                                       Board, Stroud-Hubbard Company, Inc. (retail
                                                           shoe company); former Chairman, Allied Bank
                                                           Capital, Inc. and Summit Savings Bank, Inc.,
                                                           SSB, Sanford, NC
James B. Hyler, Jr.      Vice Chairman of        1988      Vice Chairman of the Board and Chief Operating
  51                     the Board                         Officer, First Citizens BancShares, Inc. and
                                                           First-Citizens Bank & Trust Company
Gale D. Johnson, M.D.    Director                1974      Retired Surgeon; Director of Health Affairs,
  79                                                       Campbell University
Freeman R. Jones         Director; Chairman      1974      Retired; President, EFC Corporation (real estate
  72                     of Salary Committee               investment)
Lucius S. Jones          Director                1994      President, Chief Executive Officer and Owner,
  56                                                       United Realty & Construction Company, Inc.
                                                           (residential development and construction)
Joseph T. Maloney, Jr.   Director                1976      Retired; private investor
  69
J. Claude Mayo, Jr.      Director                1994      Retired; former principal, Mayo, Simmons &
  71                                                       Harris, Inc. (insurance)
William McKay            Director                1991      Retired; former President and CEO, First
  73                                                       Federal Savings Bank, Hendersonville, NC
Brent D. Nash            Director                1995      Senior Vice President, First-Citizens Bank &
  63                                                       Trust Company; former President and CEO,
                                                           Edgecombe Homestead Savings Bank, Inc., SSB,
                                                           Tarboro, NC
Lewis T. Nunnelee II     Director                1979      Chairman of the Board, Coastal Beverage
  73                                                       Company, Inc. (wholesale beer distributor)
Talbert O. Shaw, Ph.D.   Director                1993      President, Shaw University (educator)
  71
R. C. Soles, Jr.         Director                1995      Attorney and Senior Partner, Soles, Phipps, Ray,
  64                                                       Prince & Williford (attorneys); Senator, North
                                                           Carolina Senate; former Chairman of the Board,
                                                           First Investors Savings Bank, Inc., SSB,
                                                           Whiteville, NC
David L. Ward, Jr. (4)   Director; Chairman      1971      Senior Attorney and President, Ward and Smith,
  63                     of Audit Committee                P.A. (attorneys)

---------
(1) The term "Year First Elected" refers to the year in which a director first took office as a director of BancShares or its predecessor, First Citizens Corporation, or, if elected prior to the formation of First Citizens Corporation in 1982, of the Bank.

(2) Certain directors of BancShares also serve as directors of other publicly held companies, as follows: John M. Alexander, Jr. serves as a director of North Carolina Railroad Company, Raleigh, N.C.; George H. Broadrick, Carmen P. Holding, and Frank B. Holding serve as directors of First Citizens Bancorporation of South Carolina, Inc., Columbia, S.C.; Frank B. Holding serves as a director of Southern BancShares (N.C.), Inc., Mount Olive, N.C.; and Frank B. Holding, Jr. serves as a director of North Carolina Natural Gas Corporation, Fayetteville, N.C.

(3) Lewis R. Holding and Frank B. Holding are brothers. Carmen P. Holding is the daughter of Lewis R. Holding and the niece of Frank B. Holding. Frank B. Holding, Jr. is the son of Frank B. Holding and the nephew of Lewis R. Holding. Frank B. Holding, Jr. and Carmen P. Holding are first cousins.

(4) The law firm of Ward and Smith, P.A., New Bern, N.C., of which David L. Ward, Jr. is Senior Attorney and President, served as General Counsel for BancShares and the Bank during 1998, which relationship is expected to continue through 1999. BancShares and the Bank paid $3,275,139 in legal fees to Ward and Smith, P.A. during 1998.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF EACH OF THE 25 NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

                       Directors' Fees and Compensation

     For their services as directors, each member of the Board of Directors (except Messrs. L. Holding, F. Holding, J. Hyler, F. Holding, Jr. and E. Hubbard) receives an annual retainer of $10,000, plus $500 for attendance at each meeting of the Board and $500 for attendance at each meeting of a committee that is held on a day other than in conjunction with a meeting of the Board.

     In addition to, or in lieu of, such director's fees, certain directors of BancShares receive other compensation from BancShares or the Bank, as follows:

     William McKay receives compensation in addition to the regular director's fees described above pursuant to various arrangements related to the Bank's 1991 acquisition of First Federal Savings Bank, Hendersonville, N.C. ("First Federal"), of which Mr. McKay served as a director and President. At the time of the acquisition, Mr. McKay, as well as certain other directors of First Federal, was a party to two agreements entered into during 1985 and 1987 with First Federal, which provided for retirement benefits. Pursuant to the 1985 agreement, Mr. McKay deferred $300 per month of his directors' fees paid by First Federal for a period of five years and became entitled to a monthly retirement benefit of $1,249 for ten years, ending during 2000. Pursuant to the 1987 agreement, Mr. McKay began receiving a monthly retirement benefit of $835 during August 1992, which benefits will continue until 2002. The Bank assumed First Federal's obligations for these payments as part of the acquisition.

     Brent D. Nash receives compensation in addition to the regular director's fees described above pursuant to various arrangements related to the 1994 merger of Edgecombe Homestead Savings Bank, Inc., SSB, Tarboro, N.C. ("Edgecombe") into the Bank. The merger was effected pursuant to an agreement providing that Mr. Nash, the former President, Chief Executive Officer and a director of Edgecombe, would be appointed to the Board of Directors of BancShares. Pursuant to that agreement, as of the effective date of the merger the Bank and Mr. Nash also entered into an employment agreement providing for his employment as a Senior Vice President in the Bank's Tarboro office. The employment agreement also includes various noncompetition and nonsolicitation covenants by Mr. Nash, provides for salary and normal employee benefits, and has a term continuing to January 12, 2001, when Mr. Nash will reach age 65. Following that date, Mr. Nash will begin receiving retirement benefits pursuant to the Bank's Pension Plan. In addition, he will receive retirement payments pursuant to an agreement with Edgecombe, whereby he deferred his director's fees of $300 per month for five years in return for payments of $1,300 per month for ten years after age 65. The Bank assumed Edgecombe's responsibilities for such retirement payments as part of the merger.

     R. C. Soles, Jr. became a director of BancShares and the Bank in connection with the 1995 merger of First Investors Savings Bank, Inc., SSB, Whiteville, N.C. ("First Investors") into the Bank. Mr. Soles served as Chairman of First Investors prior to the merger. The written agreement pertaining to the merger provided that Mr. Soles would be appointed to the Board of Directors of BancShares and that the former directors of First Investors, including Mr. Soles, would become local advisory directors for the Bank and receive for such services a fee of $835 per quarter until February 23, 2000. Mr. Soles receives such fees in addition to the normal director's fees described above.

     Charles B. C. Holt became a director of BancShares and the Bank when State Bank, Fayetteville, N.C. ("State Bank") merged into the Bank in 1995. Mr. Holt served as Chairman of State Bank prior to the merger. The written agreement pertaining to the merger provided that Mr. Holt would be appointed to the Board of Directors of BancShares and that the former directors of State Bank, including Mr. Holt, would become local advisory directors for the Bank and receive for such services a monthly fee of $250 until March 2, 1998. Until that date, Mr. Holt received such fees for serving as a local advisory director in addition to the normal director's fees described above.

     Edwin A. Hubbard receives special compensation, in lieu of the standard BancShares' director's fees described above, pursuant to an arrangement related to BancShares' February 14, 1996, acquisition of Allied Bank Capital, Inc., Sanford, N.C. ("Allied"), of which Mr. Hubbard served as Chairman. Pursuant to the Allied acquisition agreement, Mr. Hubbard was selected by BancShares to serve as a member of the Boards of Directors of BancShares and the Bank and receives a monthly fee of $3,250 (which is equal to the directors' fees previously paid by Allied) until the end of his fourth elected term as a director of BancShares. Also, Mr. Hubbard (as well as certain other directors of Allied) was a participant in Allied's Independent Directors' Retirement Plan, which provides for monthly retirement benefits. Pursuant to the Plan, Mr. Hubbard will receive $1,200 per month for a period of ten years following BancShares' acquisition of Allied. The Bank assumed Allied's obligations for these retirement payments as part of the merger.

     George H. Broadrick, since his retirement as President of the Bank in 1987, has received additional compensation of $50 per hour, plus expenses, for services rendered pursuant to a consulting agreement with the Bank. In addition, Mr. Broadrick receives benefits under the Bank's Pension Plan and payments of $4,778 per month until June 2006 pursuant to a separate agreement with the Bank under which he has agreed to provide the Bank with certain consultation services and will not "compete" (as defined in the agreement) with the Bank during the period he is receiving such payments.

     Betty M. Farnsworth, Charles B. C. Holt, Lucius S. Jones, Joseph T. Maloney, Jr., J. Claude Mayo, Jr., and Lewis T. Nunnelee II, also serve on the local advisory boards of the Bank in their respective communities, and each receives quarterly fees of $125 for attendance at advisory board meetings in addition to the fees described above for their services as members of the Boards of Directors of BancShares and the Bank.


               Meetings and Committees of the Board of Directors

     The Board of Directors of BancShares held four meetings in 1998. All directors attended at least 75% of the aggregate number of meetings of BancShares' Board of Directors and any committees on which they served during their terms, except Dr. Shaw and Mr. Alexander, whose absences were due to illness and other business commitments.

     BancShares' Board of Directors and the Bank's Board of Directors have the same members. The Boards of Directors have several standing committees, including a Salary Committee and an Audit Committee. BancShares' Board of Directors does not have a standing nominating committee or any other committee performing an equivalent function.

     The Audit Committee of BancShares and the Bank consists of David L. Ward, Jr. -- Chairman, John M. Alexander, Jr., Betty M. Farnsworth, Charles B. C. Holt, Edwin A. Hubbard, and J. Claude Mayo, Jr. The Audit Committee oversees the establishment of the scope and detail of the continuous audit program conducted by the Bank's internal audit staff. The General Auditor of the Bank reports directly to the Audit Committee and, at least quarterly, the Committee reviews reports on the work of the internal audit staff, the Corporate Finance Department, and the Commercial Credit Administration Department. Subject to the approval of BancShares' Board of Directors and ratification by the shareholders, the Committee engages a qualified firm of independent certified public accountants to conduct an annual audit of BancShares' consolidated financial statements and receives written reports from such firm and reviews non-audit services proposed by management to be provided by the accounting firm. During 1998, the Audit Committee held four meetings.

     The members of the Salary Committee of the Bank's Board of Directors are listed below. The Salary Committee provides overall guidance for the officer compensation programs, including salaries and other forms of compensation. At least annually, the Salary Committee reviews the officer compensation programs, including salary, pension and such other employee benefit matters as it deems appropriate. In conjunction with management, it makes recommendations to the entire Board of Directors with regard to proposed salaries and other forms of compensation, which recommendations are subject to approval by the Board. During 1998, the Salary Committee held one meeting.


          Compensation Committee Interlocks and Insider Participation

     The current members of the Salary Committee are Freeman R. Jones -- Chairman, Lewis M. Fetterman, and Lewis T. Nunnelee II. After receipt of the recommendations of the Salary Committee, the Board of Directors makes all final decisions regarding executive compensation matters. Members of the Board of Directors who are executive officers abstain from participation in both the discussion of and the voting on such matters.

                  Committee Report on Executive Compensation

     The Bank's goal is to provide an executive compensation program that will enable it to attract and retain qualified and motivated individuals as executive officers. Currently, the Bank's executive compensation program includes: (a) base salary, and (b) contributions to the individual accounts of all participating employees (including executive officers) under the Bank's
Section 401(k) salary deferral plan. In addition, the Bank provides other employee benefit and welfare plans customary for companies of its size.

     Effective as of January 1998, the Salary Committee made recommendations to the Board of Directors (and the Board of Directors made final decisions) regarding the amounts of the 1998 salaries of Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., and Frank B. Holding, Jr., and the maximum aggregate amount for 1998 merit increases in the salaries of the Bank's other officers and employees. With respect to Messrs. L. Holding, F. Holding, J. Hyler, and F. Holding, Jr., the Committee's recommendations were based on its evaluation of their individual levels of responsibility and performance and, in the case of Mr. L. Holding in particular, his current leadership and direction and his historical importance in the development and growth of both the Bank and BancShares. With respect to the salaries of other executive officers, the Vice Chairman, with the consent of the Chairman, was directed by the Board of Directors to set 1998 salaries on an individual merit basis. In connection with the Bank's normal annual performance review system, the performance of each such other executive officer is graded by the person to whom that officer reports. Based on the results of each individual officer's performance appraisal, for 1998 the officer could be awarded an annual merit increase of up to 6% of 1997 base salary. However, the performance review process and, thus, the setting of salaries largely are subjective and, except as described above, there are no specific formulae, objective criteria or other such mechanisms by which adjustments to the salary of each executive officer (including Messrs. L. Holding, F. Holding, J. Hyler and F. Holding, Jr.) are tied empirically to his individual performance or to BancShares' financial performance. The amounts of contributions to the separate accounts of executive officers under the Bank's 401(k) salary deferral plan were determined solely by the terms of that plan.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of BancShares' executive officers receive annual compensation approaching that amount, BancShares' Board of Directors has not yet adopted a policy with respect to
Section 162(m).
                                               Salary Committee:


                                               Freeman R. Jones, Chairman
                                               Lewis M. Fetterman
                                               Lewis T. Nunnelee II

                              Executive Officers

     The following individuals have been designated by the Boards of Directors of BancShares and the Bank as "executive officers." All executive officers serve at the pleasure of the Board of Directors and each has served for the past five years in the capacities indicated, with the exceptions noted below:

Name                             Age    Position
-----------------------------   -----   ------------------------------------------------------------
Lewis R. Holding                 71     Chairman of the Board of BancShares and Bank
                                        (Chief Executive Officer)
Frank B. Holding                 70     Executive Vice Chairman of the Board of BancShares and
                                        Bank
James B. Hyler, Jr.              51     Vice Chairman of the Board of BancShares and Bank
                                        (Chief Operating Officer)
Frank B. Holding, Jr.            37     President of BancShares and Bank
                                        (Chief Administrative Officer)
Kenneth A. Black                 47     Vice President and Treasurer of BancShares; Group Vice
                                        President and Treasurer of Bank (Chief Financial Officer)
Alexander G. MacFadyen, Jr.      57     Secretary of BancShares; Group Vice President and Secretary
                                        of Bank
Wayne D. Duncan                  57     Executive Vice President of Bank
                                        (Retail Lending)
John R. Francis, Jr.             45     Executive Vice President of Bank
                                        (Virginia and West Virginia Regional Executive)
William C. Orr                   56     Executive Vice President of Bank
                                        (Commercial Credit Administration)
James M. Parker                  56     Executive Vice President of Bank
                                        (Eastern Regional Executive)
Edward L. Willingham IV          44     Executive Vice President of Bank
                                        (Central Regional Executive)
J. Allen Woodward                48     Executive Vice President of Bank
                                        (Western Regional Executive)
William J. Cathcart              59     Group Vice President of Bank
                                        (Trust Department)
Joseph A. Cooper, Jr.            45     Group Vice President and Chief Information Officer of Bank
                                        since December 1994; formerly Associate Partner, Andersen
                                        Consulting LLP, Dallas, Texas (1992-1994)
Richard H. Lane                  54     Senior Vice President of Bank and General Auditor

                            Executive Compensation

     The following table shows, for the years ending December 31, 1998, 1997, and 1996, the cash and certain other compensation paid to or received or deferred by each of the five named executive officers of BancShares and the Bank.

                          SUMMARY COMPENSATION TABLE

                                                     Annual Compensation
                                              ----------------------------------
                                                                       Other          All
Name and                                                              Annual         Other
Principal                                        Salary    Bonus   Compensation   Compensation
Position                                Year   ($)(1)(2)    ($)         ($)          ($)(3)
-------------------------------------- ------ ----------- ------- -------------- -------------
     Lewis R. Holding                  1998    600,623     -0-         -0-           7,200
      Chairman of the Board            1997    583,165     -0-         -0-           9,500
                                       1996    570,979     -0-         -0-           9,500
     Frank B. Holding                  1998    600,623     -0-         -0-           7,200
      Executive Vice Chairman          1997    583,165     -0-         -0-           9,500
      of the Board (2)                 1996    571,086     -0-         -0-           9,500
     James B. Hyler, Jr.               1998    456,314     -0-         -0-           7,200
      Vice Chairman of the Board and   1997    439,693     -0-         -0-           9,500
      Chief Operating Officer          1996    422,329     -0-         -0-           9,500
     Frank B. Holding, Jr.             1998    262,572     -0-         -0-           7,200
      President and Chief              1997    255,648     -0-         -0-           8,434
      Administrative Officer           1996    250,552     -0-         -0-           8,312
     James M. Parker                   1998    213,916     -0-         -0-           7,200
      Executive Vice President         1997    207,734     -0-         -0-           7,600
      of the Bank                      1996    199,371     -0-         -0-           6,108

---------
(1) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) salary deferral plan.

(2) Of the salary shown above as paid to Frank B. Holding during 1998, 1997, and 1996, the Bank was reimbursed certain amounts by two of its affiliates as follows: First-Citizens Bank and Trust Company of South Carolina -- $97,190, $95,051, and $90,525, respectively; and Southern Bank and Trust Company -- $77,549, $75,842, and $72,231, respectively. These payments were made pursuant to agreements between the Bank and its affiliates whereby Mr. Holding provides certain management services to the affiliates in return for their reimbursement to the Bank of a portion of his salary.

(3) Consists entirely of the Bank's matching contributions on behalf of each named executive officer under the Bank's Section 401(k) salary deferral plan.

                Pension Plan and Other Post-Retirement Benefits

     The following table shows the estimated benefits payable to a participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various numbers of years of service and levels of compensation.

                                                    Years of Service
    Final       -----------------------------------------------------------------------------------------
   Average
 Compensation    10 Years     15 Years     20 Years     25 Years     30 Years     35 Years      40 Years
-------------   ----------   ----------   ----------   ----------   ----------   ----------   -----------
 $   100,000     $ 16,477     $ 24,715     $ 32,953     $ 41,192     $ 49,430     $ 57,668     $ 63,668
     125,000       21,102       31,653       42,203       52,754       63,305       73,856       81,356
     150,000       25,727       38,590       51,453       64,317       77,180       90,043       99,043
     175,000       30,352       45,528       60,703       75,879       91,055      106,231      116,731
     200,000       34,977       52,465       70,066       87,442      104,930      122,418      130,000
     225,000       38,533       57,800       77,066       96,333      115,599      130,000      130,000
     250,000       38,533       57,800       77,066       96,333      115,599      130,000      130,000
     300,000       38,533       57,800       77,066       96,333      115,599      130,000      130,000
     400,000       38,533       57,800       77,066       96,333      115,599      130,000      130,000
     450,000       38,533       57,800       77,066       96,333      115,599      130,000      130,000
     500,000       38,533       57,800       77,066       96,333      115,599      130,000      130,000
     550,000       38,533       57,800       77,066       96,333      115,599      130,000      130,000

     Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. To determine benefits under the Pension Plan, a participant's compensation includes base salary (including amounts deferred pursuant to the Bank's Section 401(k) salary deferral plan) and bonuses, and benefits are based on "final average compensation" which is the participant's highest average annual compensation for any five consecutive years during the last ten complete calendar years as a Plan participant. However, under current tax laws, $160,000 is the maximum amount of compensation for 1998 that can be included for purposes of calculating a participant's "final average compensation." The maximum years of service credit for which benefits may accrue under the Pension Plan is 40 years. The years of service credit and "final average compensation," respectively, as of January 1, 1999, for each of the named executive officers are as follows: Mr. L. Holding -- 40 years and $219,224; Mr. F. Holding -- 40 years and $219,224; Mr. Hyler -- 19 years and $216,942; Mr. F. Holding, Jr. -- 15 years and $154,000; Mr. Parker -- 32 years and $155,380. During 1998, the maximum annual benefit permitted by tax laws for a retiring participant was $130,000, and the maximum eligible final average compensation was $219,224.

     In addition to benefits under the Pension Plan, each of certain senior officers of BancShares and the Bank is party to a separate agreement with the Bank under which the Bank has agreed to pay a specified monthly amount to the officer for a period of ten years following retirement at age 65 (or at such other age as is agreed upon between the Bank and the officer). In return for such payments, each officer has agreed to provide certain limited consultation services to, and will not "compete" (as defined in the agreement) against, the Bank during the period following retirement. If the officer dies during the period payments are being made under the agreement, the remaining balance of payments due under the agreement will be paid to the officer's designated beneficiary or estate. The amounts of monthly payments provided for in the agreements currently in effect between the Bank and each of the named executive officers are as follows: Mr. L. Holding -- $22,325; Mr. F. Holding -- $22,325; Mr. Hyler -- $16,999; Mr. F. Holding, Jr. -- $9,892; and Mr. Parker -- $5,300.

                               Performance Graph

     The following graph compares the cumulative total shareholder return (the "CTSR") on BancShares' Class A Common Stock during the previous five fiscal years, with the CTSR over the same measurement period of the Nasdaq-U.S. index and the Nasdaq Banks index. The graph assumes $100 invested on January 1, 1993, and that dividends were reinvested in additional shares.


       Comparison of Five-Year Cumulative Total Shareholder Return among
               First Citizens BancShares, Inc., Nasdaq Banks and
                               Nasdaq-US Indices

(The Performance Graph appears here. See the table below for plot points.)

   Year           BancShares          Nasdaq Banks             Nasdaq-US
   1993             $100                $100                     $100
   1994               95                 100                       98
   1995              122                 148                      138
   1996              171                 196                      170
   1997              231                 328                      209
   1998              203                 325                      293

                         Transactions with Management

     The Bank has banking transactions in the ordinary course of business with certain of its directors, executive officers, principal shareholders and their associates. All extensions of credit included in such transactions have been approved by the Board of Directors and were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Certain specific relationships or transactions with directors are described above in the footnotes to the table listing directors under the caption "PROPOSAL 1: ELECTION OF DIRECTORS."


                    PROPOSAL 2: RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to ratification by the shareholders, the Board of Directors has approved the engagement of KPMG LLP, certified public accountants, as BancShares' independent public accountants for 1999, and a proposal to ratify that appointment will be submitted at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

     THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES REPRESENTED, IN PERSON AND BY PROXY, AND ENTITLED TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF PROPOSAL 2.


                           PROPOSALS OF SHAREHOLDERS

     Any proposal of a shareholder which is intended to be presented for action at the 2000 Annual Meeting must be received by BancShares at its main office in Raleigh, North Carolina, no later than November 24, 1999, to be considered timely received for inclusion in the proxy statement and form of proxy issued in connection with that meeting. In order for such a proposal to be included in BancShares' proxy statement and form of proxy, the person submitting it must own, beneficially or of record, at least 1% or $1,000 in market value of shares of BancShares' common stock entitled to be voted on that proposal at the Annual Meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. It is anticipated that the 2000 Annual Meeting will be held during April 2000.


                          ANNUAL REPORT ON FORM 10-K

     BancShares is required to file with the Securities and Exchange Commission an Annual Report on Form 10-K within 90 days following the end of each fiscal year. ON OR AFTER MARCH 31, 1999, UPON WRITTEN REQUEST TO KENNETH A. BLACK, CHIEF FINANCIAL OFFICER, CORPORATE FINANCE DEPARTMENT, FIRST-CITIZENS BANK & TRUST COMPANY, POST OFFICE BOX 27131, RALEIGH, NORTH CAROLINA 27611-7131, BY A SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF BANCSHARES' ANNUAL REPORT ON FORM 10-K FOR 1998, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FORWARDED WITHOUT CHARGE TO THE SHAREHOLDER MAKING SUCH REQUEST.


                                 OTHER MATTERS

     Management knows of no other business that will be brought before the Annual Meeting or any adjournments thereof. Should other matters properly come before the Annual Meeting, the proxyholders will be authorized to vote the shares represented by the enclosed form of proxy in accordance with their best judgment on such matters.

                                         By Order of the Board of Directors


                                         /s/ Alexander G. MacFadyen, Jr.
                                         Alexander G. MacFadyen, Jr., Secretary


March 22, 1999

********************************************************************************
                                    APPENDIX

                        FIRST CITIZENS BANCSHARES, INC.
                             Post Office Box 27131
                       Raleigh, North Carolina 27611-7131

                     PROXY SOLICITED BY BOARD OF DIRECTORS

 The undersigned hereby appoints GEORGE H. BROADRICK, LEWIS R. HOLDING, FRANK B. HOLDING, JAMES B. HYLER, JR., FRANK B. HOLDING, JR., CARMEN P. HOLDING,
 LEWIS T. NUNNELEE II, and DAVID L. WARD, JR., or any of them, attorneys and proxies, with power of substitution, to vote all outstanding shares of Class A and/or Class B common stock of First Citizens BancShares, Inc. ("BancShares") held of record by the undersigned on March 8, 1999, at the Annual Meeting of Shareholders of BancShares to be held in the First Citizens Bank Data Center, 100 East Tryon Road, Raleigh, North Carolina, at 1 o'clock p.m. on April 26, 1999, or any adjournments thereof, on the matters listed below:

  1. Election of Directors.
     [ ] FOR the nominees listed below    [ ] WITHHOLD AUTHORITY to vote for all
         (except as indicated otherwise).     nominees listed below.

    Nominees: J.M. Alexander, Jr.; T.L. Bissett; B.I. Boyle; G.H. Broadrick;
            H.M. Craig III; B.M. Farnsworth; L.M. Fetterman; C.P. Holding; F.B.
            Holding; F.B. Holding, Jr.; L.R. Holding; C.B.C. Holt; E.A.
            Hubbard; J.B. Hyler, Jr.; G.D. Johnson; F.R. Jones; L.S. Jones; W.
            McKay; J.T. Maloney, Jr.; J.C. Mayo, Jr.; B.D. Nash; L.T. Nunnelee II;
            T.O. Shaw; R.C. Soles, Jr.; and D.L. Ward, Jr.

     (Instruction: TO WITHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, write that nominee's name on the line below.)
             --------------------------------------------------------------
  2. Ratification of Appointment of Independent Public Accountants: Proposal to ratify the appointment of KPMG LLP as independent public accountants of BancShares for 1999.

     [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

  3. Other Business: In their discretion, the persons named herein as attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AND THIS PROXY WILL BE CARRIED OUT IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ON THE FRONT OF THIS FORM. IN THE ABSENCE OF INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 HAVE BECOME UNWILLING OR UNABLE TO SERVE AS A DIRECTOR FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY AN INSTRUMENT REVOKING THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

                                         Signed: _______________________________

                                         Signed: _______________________________
                                                        (If jointly held)

                                         Please date and sign exactly as name
                                         appears at left. When shares are held
                                         by joint tenants, both should sign.
                                         When signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. If a
                                         corporation, please sign full
                                         corporate name by president or other
                                         authorized officer. If a partnership,
                                         please sign in partnership name by
                                         authorized person.

                                         Dated:____________________________,1999

                                         IMPORTANT: Please mark, sign, date and
                                                    promptly return the proxy
                                                    form using the enclosed
                                                    envelope.